EXHIBIT 10.b.1.(xx)

                            A&B EXCESS BENEFITS PLAN

                                Amendment No. 2
                                --------------

     The A&B Excess Benefits Plan, as amended and restated effective February 1, 1995, is hereby amended, effective January 1, 1994, as follows:

     1. Appendix B is hereby replaced in its entirety with the new Appendix B attached hereto.

     2. Except as modified by this Amendment, all terms and provisions of the A&B Excess Benefits Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused its authorized officers to affix the corporate name and seal hereto this 10th day of December 1997.


                              ALEXANDER & BALDWIN, INC.

                              By /s/ Miles B. King
                                 Its Vice President

                              By /s/ Alyson J. Nakamura
                                 Its Assistant Secretary

                                   APPENDIX B



    Participant's Name                       Fixed                      Spouse's Name
----------------------------     Date of    Monthly     Variable  --------------------------    Date of       Monthly
First      MI    Last             Birth     Benefit*     Units    First      MI   Last           Birth       Benefit**
-----      --    ----            -------    --------    --------  -----      --   ----          -------      ---------

Paul       A.    Cooper          7/15/05     437.67                                                             None
Edwin      R.    Duncan          4/08/20     396.36               Jean       K.   Duncan        4/02/19      66 2/3%
Harry      J.    Fitzgerald     10/26/19     358.58               Kathryn    T.   Fitzgerald    5/16/26          50%
Donald     W.    Hare            5/14/19     748.20               Dorothy    P.   Hare          5/21/19      66 2/3%
Lawrence   A.    Lindsay         2/25/25     786.04               Rita       A.   Lindsay       4/05/25      66 2/3%
Neil       L.    Pennington      5/12/23     613.16               Frances    M.   Pennington    5/28/25      66 2/3%
Frederick  W.    Schwer          4/26/19     228.40               Christine  W.   Schwer        8/14/18      66 2/3%
Lawson     U.    Williams        1/01/19     350.33               Mildred    A.   Williams      7/03/20      66 2/3%
Emmett     V.    Donovan (d)    11/06/18     304.05               June            Donovan       6/10/22      66 2/3%
Edward     F.    Harder (d)      1/07/19     605.28               Bette           Harder        3/02/20      66 2/3%
Robert     O.    Nagle (Note 1)  2/10/29    1333.50      658.85   Louise     H.   Nagle         2/06/28         100%
Robert     O.    Nagle (Note 2)  2/10/29     222.53      658.85   Louise     H.   Nagle         2/06/28         100%
Harold     R.    Somerset        9/25/35     801.30      190.69   Jean       M.   Somerset     10/26/36      66 2/3%
William    H.    Stewart         9/01/29     156.51               Margaret   C.   Stewart       5/23/29      66 2/3%

Deferred Vested Participant
---------------------------
Raymond    L.    Knecht          4/19/48      48.43


* The fixed monthly benefit payable plus the current value of the variable units are payable to the participant during the participant's lifetime except if payment option is a 66-2/3% (last survivor). In such case, if either participant or spouse dies, the survivor will receive 66-2/3% of the fixed monthly benefit or the current value of the variable units. The current value of the variable units shall be determined in the same way such value is determined under the provisions of the C and H Pension Plan for Salaried Employees.

** The monthly benefit equal to the percentage shown multiplied times the participant's monthly benefit is payable to the spouse named above after the death of the participant during the spouse's lifetime.

(d)   Deceased.

Note 1: The preceding footnotes notwithstanding, this benefit shall not be payable to Mr. Nagle or his surviving spouse on or after March 1, 1994.

Note 2: The preceding footnotes notwithstanding, this benefit shall only be payable to Mr. Nagle or his surviving spouse on or after March 1, 1994.